THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 08-Jul-2005 13:56    ACCEPTED DATE:       08-Jul-2005 13:56
FILING DATE:   08-Jul-2005 13:56
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000002

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51417

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 08-Jul-2005 16:25    ACCEPTED DATE:       08-Jul-2005 16:25
FILING DATE:   08-Jul-2005 16:25
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000003

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51417

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 08-Jul-2005 17:16    ACCEPTED DATE:       08-Jul-2005 17:17
FILING DATE:   08-Jul-2005 17:16
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000004

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51417